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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

       Date of report (Date of earliest event reported): November 21, 2001

                                NATIONSRENT, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                    001-14299             31-1570069
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)             File Number)          Identification No.)


        450 East Las Olas Blvd.
        Fort Lauderdale, Florida                                  33301
        ------------------------                                  -----
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (954) 760-6550
                                                           --------------



                                       N/A
 -----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On November 21, 2001, NationsRent, Inc., a Delaware corporation, issued a press release to announce that it has been advised by the New York Stock Exchange that the Exchange will suspend NationsRent's common stock from trading on the Exchange prior to the opening of business on Monday, November 26, 2001, and seek to delist the stock from the Exchange. A copy of this press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release, dated November 21, 2001

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       NATIONSRENT, INC.


                       By:   /s/ Ezra Shashoua
                             -----------------------------------------------
                             Name:   Ezra Shashoua
                             Title:  Executive Vice President and Chief
                                     Financial Officer


Dated:  November 21, 2001

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                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         ------            -------
         99.1              Press Release, dated November 21, 2001